Stockholders' Equity	12 Months Ended
Dec. 31, 2019
Stockholders Equity Note [Abstract]
Stockholders' Equity

4. Stockholders’ Equity

(a)	Classes of Stock

The Company’s amended and restated certificate of incorporation authorizes it to issue 50,000,000 shares of common stock and 5,000,000 shares of preferred stock. Both classes of stock have a par value of $0.0001 per share.

Pursuant to the Business Combination, the Company issued shares of its common stock to DermTech Operations common stockholders, at an exchange ratio of approximately 1.16 shares of the Company’s common stock for each share of DermTech Operations common stock. In connection with and immediately following the Business Combination, the Company filed a certificate of amendment to its amended and restated certificate of incorporation to affect a one-for-two reverse stock split of its common stock. All stock information presented throughout this document have been adjusted to reflect these capital structure changes.

(b)	Series C Convertible Preferred Stock Financing

In an effort to raise additional capital, DermTech Operations conducted a Series C Convertible Preferred Stock private offering in August of 2016 for a total offering amount of $15 million at a price per share of $9.54. During 2017, 559,849 shares of Series C Convertible Preferred Stock were issued for gross cash proceeds of $5.3 million, reduced by issuance costs of $0.4 million. In addition, 102,740 common stock warrants were issued with this offering, exclusive of compensatory warrants issued to the placement agent. During 2018, 506,539 shares of Series C Convertible Preferred Stock were issued for gross cash proceeds of $4.8 million, reduced by issuance costs of $0.3 million.

On May 23, 2019, DermTech Operations agreed to an amendment with the Series C Convertible Preferred Stockholders that immediately prior the consummation of a merger with or into the Company or any of its subsidiaries on or before September 24, 2019, the outstanding Series C Convertible Preferred Stock would convert into common stock at a one to one ratio in accordance with DermTech Operations’ amended and restated certificate of incorporation. Immediately prior to the completion of the Business Combination, each share of Series C Convertible Preferred Stock of DermTech Operations outstanding as of such time was automatically converted into one share of common stock of DermTech Operations.

(c)	Series A Convertible Preferred Stock Issued in Connection with PIPE Financing

In connection with the PIPE transaction and on August 29, 2019, immediately following the completion of the Business Combination, the Company filed a Certificate of Designation of Preferences, Rights and Limitations for the Company’s Series A Convertible Preferred Stock. An aggregate of 1,231 shares of Series A Convertible Preferred Stock for an aggregate purchase price of $4.0 million was issued to certain accredited investors in lieu of common stock where the investor elected to receive shares that would not be convertible to common stock if the conversion would result in the holder beneficially owning more than 9.99% of the Company’s then-outstanding shares of common stock.

Preferred Dividends

Holders of Series A Convertible Preferred Stock are entitled to receive dividends on an as-converted basis equal to and in the same form as dividends paid on shares of the Company’s common stock when, as and if these dividends are paid on the Company’s common stock.

Preferred Liquidation Preference

Holders of Series A Convertible Preferred Stock will participate pari passu with the holders of the Company’s common stock on an as-converted basis in the event of dissolution, liquidation or winding up of the Company.

Redemption

Series A Convertible Preferred Stock does not contain any mandatory redemption features. The Company’s convertible preferred stock has been classified as temporary equity in the accompanying consolidated balance sheets in accordance with authoritative guidance for the classification and measurement of potentially redeemable securities whose redemption is based upon certain change in beneficial ownership events outside of the Company’s control. The Company has determined not to adjust the carrying values of the convertible preferred stock to the liquidation preferences of such shares because of the uncertainty of whether or when such events would occur.

Conversion

Each share of the Company’s Series A Convertible Preferred Stock is convertible into shares of the Company’s common stock at a conversion price per share equal to $3.25, provided that in no event may any shares of the Company’s Series A Convertible Preferred Stock be convertible if the conversion would result in the holder beneficially owning more than 9.99% of the Company’s then-outstanding shares of common stock.

Voting Rights

The shares of the Company’s Series A Convertible Preferred Stock have no voting rights, except with respect to certain protective provisions set forth in the Series A Certificate of Designation relating to the powers, preferences and rights of such shares.

(d)	Accelerated Vesting in Association with Business Combination

On January 4, 2019, in contemplation of the Business Combination (refer to Note 8), DermTech Operations modified certain provisions of its stock-based compensation awards to all employees and certain non-employees to accelerate the vesting period for various outstanding stock awards.

In connection with the modifications, the incremental fair value of certain unvested stock option grants were measured at the date of the modification. For any options in which the fair value immediately after the modification was lower than the fair value immediately prior to the modification, no additional compensation expense was recognized. For options in which the fair value increased as a result of the modification and the award was not fully vested, the incremental fair value is being recognized as an expense over the remaining service period. For options that were modified and became fully vested as a result of the accelerated vesting, the Company recognized an expense for the remaining unrecognized grant date fair value. As a result of the accelerated vesting, the Company recognized stock-based compensation expense of $0.4 million related to this modification.

(e)	Warrants

Public Warrants

The Company previously issued 14,936,250 warrants to purchase common stock in a public offering and a private placement which were each consummated on June 23, 2017 (the Public Warrants). The Public Warrants have a five year life from the date the Business Combination was consummated and every four Public Warrants entitle the holder to purchase one share at an exercise price of $23.00 per whole share (as adjusted for the Reverse Stock Split). Outstanding Public Warrants totaled 14,936,250 at both December 31, 2019 and 2018.

Series C Warrants

In connection with DermTech Operations’ Series C Preferred Stock financing, investors that purchased at least $1 million of Series C Convertible Preferred Stock in a single closing received a three-year warrant to purchase common shares at an exercise price of $9.54 in the amount equal to 20% of shares of Series C Preferred Stock purchased. Outstanding Series C warrants totaled 202,897 and 292,119 at December 31, 2019 and 2018, respectively.

Placement Agent Warrants

In connection with several of DermTech Operations’ financings that took place between 2015 and 2018, DermTech Operations engaged a registered placement agent to assist in marketing and selling of common and preferred units. From 2015 to 2016, 168,522 seven-year warrants were issued to purchase one common share at an exercise price of $8.68. From 2016 to 2018, 72,695 seven-year warrants were issued to purchase one common share at an exercise price of $9.54. Outstanding placement agent warrants totaled 241,217 at both December 31, 2019 and 2018.

(f)	Stock-Based Compensation

In connection with the Business Combination, the Company adopted DermTech Operations’ Amended and Restated 2010 Stock Option Plan (the Plan), which provides for the granting of incentive and non-statutory stock options and restricted stock purchase rights and bonus awards. Under the Plan, incentive and non-statutory stock options may be granted at not less than 100% of the fair market value of the Company’s common stock on the date of grant. For incentive stock options granted to a ten percent shareholder under the Plan, the exercise price shall not be less than 110% of the fair market value of a share of stock on the effective date of grant. DermTech Operations initially reserved 1.0 million shares of common stock for issuance to its employees, non-employee directors and consultants. The Plan includes a provision which annually increases the amount of common stock reserved for issuance under the Plan. The reserved shares for issuance increased by 203,263 and 255,415 shares for the years ended December 31, 2019 and 2018, respectively. The contractual term of options granted under the Plan is ten years. Vesting provisions vary based on the specific terms of the individual option awards. 0.1 million and 0.5 million options remain available for future grant under the Plan as of December 31, 2019 and 2018, respectively.

The following table summarizes stock option transactions for the year ended December 31, 2019:

	Total options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value (in thousands)
Outstanding at December 31, 2017	481,760	$3.20	7.44	$757
Granted	109,215	3.98
Exercised	(726)	6.94
Forfeited	(55,198)	4.10
Outstanding at December 31, 2018	535,051	$3.25	6.86	$8
Granted	662,470	1.45
Exercised	(725,719)	1.28
Forfeited	(28,255)	2.63
Outstanding at December 31, 2019	443,547	$3.84	7.80	$3,796
Options vested and expected to vest as of December 31, 2019	431,220	3.89	7.76	3,669
Options exercisable as of December 31, 2019	354,028	3.86	7.38	3,023

The following table summarizes RSU transactions for the year ended December 31, 2019:

	Total RSUs	Weighted average grant date fair value per share
Outstanding at December 31, 2017	242,574	$4.32
Granted	228,015	3.98
Forfeited	(5,022)	4.32
Outstanding at December 31, 2018	465,567	$4.15
Released	(339,025)	4.16
Forfeited	(126,542)	4.11
Outstanding at December 31, 2019	—	$—
RSUs vested and expected to vest as of December 31, 2019	—	—
RSUs vested, but not yet issued as of December 31, 2019	—	—

Management Warrants

Warrants to purchase DermTech Operations common stock were issued to executive officers of DermTech Operations in lieu of issuing certain stock options (the Management Warrants). The Management Warrants were assumed by the Company in connection with the Business Combination. The Management Warrants have a ten year life and are exercisable for Company common stock at $1.08 per common share. The Management Warrants vest monthly over a four-year period. Outstanding Management Warrants totaled 22,320 at December 31, 2019 and 2018.

Common Stock Reserved for Future Issuance

Common stock reserved for future issuance consists of the following at December 31, 2019 and December 31, 2018 (in thousands):

	December 31, 2019	December 31, 2018
Warrants to purchase common stock	466	1,177
Public Warrants to purchase common stock*	3,734	3,734
Stock options issued and outstanding	444	535
Restricted stock units issued and outstanding	—	466
Authorized for future option grants	143	689
Total common stock reserved for future issuance	4,787	6,601

*	Public Warrants are presented as four Public Warrants are needed to purchase one share of common stock.